EXHIBIT 23.3
                                                                    ------------



Gilbert Laustsen Jung
Associates Ltd. Petroleum Consultants
4100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2
                                               (403) 266-9500 Fax (403) 262-1855



                                LETTER OF CONSENT



September 23, 2003


TO:  UNITED STATES SECURITIES AND EXCHANGE COMMISSION


RE:  ENCANA CORPORATION ("ENCANA") - REGISTRATION STATEMENT ON FORM F-9

We hereby consent to the use of and reference to our name and our reports, and the inclusion of information derived from our reports, evaluating a portion of EnCana's petroleum and natural gas reserves as at December 31, 2002, in the registration statement on Form F-9 of EnCana (File No. 333-98087).


                                   Sincerely,

                                   GILBERT LAUSTSEN JUNG
                                   ASSOCIATES LTD.

                                   ORIGINALLY SIGNED BY

                                   Doug R. Sutton, P. Eng.
                                   Vice-President
Calgary, Alberta